UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2020

VUZIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35955	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

25 Hendrix Road, Suite A, West Henrietta, New York 14586

(Address of principal executive offices) (Zip Code)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VUZI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On May 11, 2020, Vuzix Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers set forth on the signature pages thereto for the purchase and sale of an aggregate of 5,000,000 shares of the Company’s common stock, at a purchase price of $2.25 per share, for an aggregate purchase price of $11,250,000.

Pursuant to an engagement letter agreement (the “Engagement Agreement”), dated May 11, 2020, by and between the Company and The Special Equities Group, LLC, a division of Bradley Woods & Co. Ltd. (“Special Equities”), the Company engaged Special Equities to act as the Company’s placement agent in connection with the registered direct offering. Pursuant to the engagement agreement, the Company agreed to pay Special Equities a cash fee equal to 5.0% of the gross proceeds received by the Company in the offering and to reimburse Special Equities for its legal expenses in the amount of up to $20,000.

The net proceeds to the Company from the offering, after deducting placement agent fees and estimated offering expenses, will be approximately $10.6 million. The registered direct offering is expected to close on or about May 13, 2020, subject to customary closing conditions.

The shares were offered, and will be issued, pursuant to the Prospectus Supplement, dated May 11, 2020, to the Prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-231932) filed with the Securities and Exchange Commission on June 3, 2019.

Sichenzia Ross Ference LLP, counsel to the Company, has issued an opinion to the Company regarding the validity of the securities to be issued in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing descriptions of the Purchase Agreement and Engagement Agreement are qualified in their entirety by reference to Exhibit 10.1 and Exhibit 10.2, respectively, attached hereto and incorporated herein by reference.

Item 8.01	Other Events.

On May 11, 2020, the Company issued a press release regarding the registered direct offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Exhibit
5.1	Opinion of Sichenzia Ross Ference LLP
10.1	Purchase Agreement
10.2	Engagement Agreement
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2020	VUZIX CORPORATION

	By:	/s/ Grant Russell
Grant Russell
Chief Financial Officer